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                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                       NYLIAC VARIABLE UNIVERSAL LIFE 2000

                                  INVESTING IN
               NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT - I

                        Supplement dated August 27, 2004
      to the Statement of Additional Information ("SAI") dated May 1, 2004

This supplement amends the May 1, 2004 SAI for the New York Life Insurance and Annuity Corporation's NYLIAC Variable Universal Life 2000 policies (the "Policies"). You should read this information carefully before you invest. This Supplement is not valid unless it is read in conjunction with the May 1, 2004 SAI for the Policies. The terms we use in this supplement have the same meanings as in the SAI for the Policies.

The second paragraph on page 18 of the SAI, under the heading Sales and Other Agreements, is deleted in its entirety and replaced by the following:

            The commissions paid to registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors differ, based upon a choice of the following three compensation options:

         (1) Level commission payments during the first five Policy Years, which will not exceed 20% of the premiums paid up to a policy's commission target premium, plus 3.0% of premiums paid in excess of such amount. Commissions paid in the first Policy Year will not exceed 4.0% on premiums paid in excess to a policy's commission target premium from September 1, 2004 through December 31, 2004. In addition, a 0.25% asset-based trail compensation is paid between the sixth and fifteenth Policy Years. A 0.20% asset-based trail compensation is paid in Policy Year sixteen and in subsequent years. The "commission target premium" is the calculation of the maximum commission payable based on the policyholder's age at the inception of the policy, gender, smoker or nonsmoker designation, and the face amount of the policy.

         (2) Commissions paid during the first Policy Year will not exceed 50% of the premiums paid up to a policy's commission target premium (not to exceed 20% in the second Policy Year and 10% in the third Policy Year), plus 3.0% (4.0% from September 1, 2004 through December 31, 2004) of premiums paid in excess of such amount. In addition, asset-based trail compensation of 0.25% per year is paid between the fourth and fifteenth Policy Year. A 0.20% asset-based trail compensation is paid in Policy Year sixteen and in subsequent years.

         (3) Commissions paid during the first Policy Year will not exceed 50% of the premiums paid up to a policy's commission target premium, plus 3.0% (4.0% from September 1, 2004 through December 31, 2004) of premiums paid in excess of such amount.


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                 New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                                51 Madison Avenue
                            New York, New York 10010